EXHIBIT 10.02

                  THE NATIONAL BANK OF INDIANAPOLIS CORPORATION
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                        RESTRICTED STOCK AWARD AGREEMENT
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         THIS AGREEMENT (the "Agreement"), made and executed as of the ____ day of ____________ 200_ and effective as of __________________, 200_, between The
National Bank of Indianapolis Corporation, an Indiana corporation (the "Company"), and _____________, an officer or employee of the Company or one of its Subsidiaries (the "Participant");

                                   WITNESSETH:

         WHEREAS, the Board and shareholders have adopted The National Bank of Indianapolis Corporation 2005 Equity Incentive Plan (the "Plan"), to promote the interests of the Company, its shareholders and its Subsidiaries by encouraging their officers and other key employees, upon those judgment, initiative and industry the Company and its Subsidiaries are largely dependent for the successful conduct and growth of their businesses, to continue their association with the Company by providing additional incentive and opportunity for unusual industry and efficiency through ownership of Company Stock; and

         WHEREAS, it is the view of the Company that this goal may be achieved by awarding shares of stock to eligible officers and other key employees from time to time; and

         WHEREAS, the Participant has been designated by the Committee as an individual to whom Company Stock should be awarded under the Plan as determined from the duties performed, the initiative and industry of the Participant, the extraordinary nature of his service, and the Participant's potential contribution to the future development, growth and prosperity of the Company;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and the Participant agree as follows:

         1. Award of Stock. Subject to the provisions of Section 3 of this Agreement, the Company hereby awards to the Participant an aggregate of _________________ (______) shares of Company Stock (the "Restricted Stock"), subject to the terms and conditions of this Agreement and the provisions of the Plan. All provisions of the Plan, including the terms defined therein, are incorporated herein and are expressly made a part of this Agreement by reference. The Participant hereby acknowledges that he has received a copy of the Plan.

         2. Issuance of Shares. The Participant will have none of the rights of a shareholder with respect to the Restricted Stock until such shares are issued to the Participant. The Company is not be required to issue or deliver any certificate(s) or shares of Company stock awarded hereunder prior to the (i)

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completion of any registration or other qualification of such shares which the
Committee deems necessary or advisable under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body; and (ii) obtaining of any approval or other clearance from any federal or state governmental agency or body which the Committee determines to be necessary or advisable. The Company has no obligation to obtain the fulfillment of the conditions specified in the preceding sentence.

         3. Restrictions Transferability and Forfeiture of Restricted Stock.

         (a) Restrictions on Transferability. None of the shares of Restricted Stock can be assigned or transferred by the Participant except by will or by the laws of descent and distribution. The shares of Restricted Stock cannot be pledged or hypothecated in any way, nor can the shares be subject to execution, attachment or similar process. Any attempt of assignment, transfer, pledge or other disposition of any shares of Restricted Stock in violation of this provision or the levy of execution, attachment or similar process upon any shares of Restricted Stock will be null and void and without effect and will cause the Restricted Stock to be forfeited.

         (b) Vesting.

         (i) None of the shares of Restricted Stock will vest until _____________, 200_. On ______________, 20__, the Participant will become vested in 100 percent of the shares of Restricted Stock [Alternative provisions for graduated vesting schedule/financial performance requirements].

         (ii) Notwithstanding the preceding provisions of this Section, upon the earlier to occur of (A) the Participant's death, or (B) the Participant's Total and Permanent Disability, as defined in Section
         2.27 of the Plan, the restrictions on transferability will thereupon immediately lapse and all shares of Restricted Stock subject to forfeiture under subsection (b) will thereupon be fully vested and nonforfeitable. Provided, however, in the event that the Participant's employment with the Company or any Subsidiary is terminated for any reason other than death or Total and Permanent Disability prior to the time any of the shares of Restricted Stock become vested in accordance with the provisions of paragraph (i) above, all of the unvested shares of Restricted Stock will be forfeited, as provided in (iii) below, and will thereupon revert to the Company. Transfer from the Company to a Subsidiary or vice versa or from one Subsidiary to another shall not be deemed termination of employment.

         (iii) If the Participant's termination of service is for any reason other than for Cause or on account of the Participant's Total and Permanent Disability or death, all of the unvested shares of Restricted Stock will be forfeited effective on the date of the Participant's termination of service. If the Participant's employment is terminated for Cause, all of the unvested shares of Restricted Stock will be

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         forfeited effective on the date the Participant receives notice of his termination for Cause.

         (c) Change in Control of Company. Notwithstanding the provisions of subsections (a) and (b)(i) through (iii), in the event of a Change in Control of the Company, the restrictions on the transfer of all shares of Restricted Stock provided in subsection (a) above will thereupon immediately lapse and all shares of Restricted Stock subject to forfeiture under subsection (b)(i) through (iii) will thereupon become fully vested and nonforfeitable.

         4. Pass-Through of Dividends and Voting Rights. The Participant will be entitled to (i) receive all dividends payable and paid with respect to the Restricted Stock, and (ii) exercise all voting rights associated with such Restricted Stock. Provided, however, upon the transfer or other disposition of any shares of Restricted Stock by the Participant in violation of subsection 3(a) or upon the forfeiture of any shares of Restricted Stock in accordance with subsection 3(b), the Participant will not be entitled to receive any dividends declared on or exercise any voting rights on or after the date the shares of Restricted Stock were transferred or forfeited.

         5. Restrictive Legends. The Participant hereby declares that it is the Participant's intention to hold all shares acquired as a result of the award of Restricted Stock for investment and not with a view to resale or distribution to the public and agrees that, unless the Company elects to register such shares under applicable federal and state securities laws, all certificates for such shares shall bear a legend in substantially the following form:

         "The shares represented by this certificate have not been registered under the Securities Act of 1933, under the Indiana Securities Regulation Law, or under any other state securities laws. The shares may not be sold or transferred in the absence of registration or an exemption therefrom under the Securities Act of 1933 and under applicable state securities laws."

         The Participant also agrees that the shares of Restricted Stock will bear the following legend to reflect the restrictions provided for in Section 3 relating to restrictions on transferability and vesting:

         "The shares represented by this certificate have been issued pursuant to the terms and conditions contained in The National Bank of Indianapolis Corporation 2005 Equity Incentive Plan (the "Plan") and a Restricted Stock Award Agreement between The National Bank of Indianapolis Corporation and the individual in whose name the shares have been issued ("Agreement"). The Plan and Agreement contain restrictions on the transferability of the shares and provide for the forfeiture of the shares unless certain requirements are met. The shares may not be sold, assigned, pledged or transferred except in

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         conformance with the terms and conditions of the Plan and Agreement, copies of which are on file with the Secretary of the Corporation."

         6. Participant's Representations. The Participant represents to the Company that (i) the terms and arrangements relating to the award of Restricted Stock and the offer thereof have been arrived at or made through direct communication with the Company or person acting in its behalf and the Participant; (ii) the Participant has received a balance sheet and income statement of the Company and as a key employee of the Company or one of its Subsidiaries (A) is thoroughly familiar with its business affairs and financial condition and (B) has been provided with or has access to such information (and has such knowledge and experience in financial and business matters that the Participant is capable of utilizing such information) as is necessary to evaluate the risks, and make an informed investment decision with respect to, this right and the stock to which it relates; (iii) the Participant represents that the Restricted Stock is being acquired by the Participant in good faith for investment purposes and not with a view to, or for sale in connection with, any distribution thereof, and that any shares acquired pursuant to the award will be acquired in good faith for investment purposes and not with a view to, or for sale in connection with, any distribution thereof.

         7. Indemnity. The Participant hereby agrees to indemnify and hold harmless the Company and Committee against any and all losses, claims, damages, liabilities and expenses based upon or arising out of the incorrectness or alleged incorrectness of any representation made by him to the Company herein or any failure on the part of him to perform any agreements contained herein.

         8. Financial Information.

         (a) Delivery of Financial Statements. The Company hereby undertakes to deliver to the Participant, at such time as they become available and so long as this Agreement is in effect, a balance sheet and income statement of the Company with respect to any fiscal year of the Company ending on or after the date hereof.

         (b) Collection of Withholding Taxes. The Company and its Subsidiaries will also have the right to require payment to them, from any person entitled to have shares of Restricted Stock vest, of the amount of tax or other charges required by law, or required to be withheld as a result of the vesting of the Restricted Stock.

         9. Conditions Precedent. In no event will the Company be obligated to issue its shares pursuant to this Agreement until it is satisfied that all conditions precedent to the issue of such stock, as provided in the Plan, have been performed.

         10. Changes in Stock. Subject to the provisions of subsection 3(c), in the event of any change in Company Stock, as described in Section 5.5 of the Plan, the Committee will make appropriate adjustment or substitution in the number, kind and price of shares under this award, all as provided in the Plan. The Committee's determination in this respect shall be final and conclusive upon all parties.


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         11. Competition After Termination of Employment. The Participant
acknowledges and agrees that in the performance of the Participant's duties of employment with the Company, he may be in contact with customers, potential customers and/or information about customers or potential customers of the Company either in person, through the mails, by telephone or by other electronic means. Participant also acknowledges and agrees that trade secrets and confidential information of the Company, more fully described in this Section, gained by Participant during his employment with the Company, have been developed by the Company through substantial expenditures of time, effort and financial resources and constitute valuable and unique property of the Company. The Participant further understands, acknowledges and agrees that the foregoing makes it necessary for the Company to protect its business so that Participant cannot divert business or customers from the Company and that Participant maintain the confidentiality and integrity of the Confidential Information as hereinafter defined.

          (a) The Participant agrees that he will not, during his employment by the Company and for a period of 18 months after such employment ends, whether by action of the Participant or the Company (the "Business Protection Period"), solicit, divert, entice or take away any customers, business, patronage or orders of the Company with whom the Participant has had primary contact, involvement or responsibility during the Participant's employment with the Company, or attempt to do so, for the sale of any product or service that competes with a product or service offered by the Company. Nothing contained in this subsection will preclude the Participant from accepting employment with a company, firm, or business that competes with the Company so long as the Participant's activities do not violate the provisions of this subsection or any of the provision of subsections 11(b) and 11(c) below.

          (b) The Participant agrees that he will not directly or indirectly, at any time during the Business Protection Period, solicit or induce or attempt to solicit or induce any employee of the Company to terminate his or the Participant's employment, representation or other association with the Company.

          (c) The Participant will keep in strict confidence, and will not, directly or indirectly, at any time during or after the term of this Agreement, disclose, furnish, disseminate, make available or use (except in the course of performing the Participant's duties of employment with the Company) any trade secrets or confidential business or technical information of the Company or its customers (the "Confidential Information"), without limitation as to when or how the Participant may have acquired such information. The Confidential Information includes the all or any portion or phase of any scientific or technical information, design, process, procedure, formula, pattern, compilation, program, device, method, technique or improvement, or any business information or

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               plans, financial information, or listing of names, addresses or telephone numbers, including without limitation, information relating to the Company's customers or prospective customers, the Company's customer list, contract information including terms, pricing and services provided, information received as a result of customer contacts, the Company's products and processing capabilities, methods of operation, business plans, financial statements or strategy, and agreements to which the Company may be a party. The Confidential Information does not include information that is or becomes publicly available other than as a result of disclosure by the Participant. The Participant specifically acknowledges that the Confidential Information, whether reduced to writing or maintained in the mind or memory of the Participant and whether compiled by the Company and/or the Participant, derives independent economic value from not being readily known to or ascertainable by proper means by others who can obtain economic value from its disclosure or use, that reasonable efforts have been put forth by the Company to maintain the secrecy of such information, that such information is the sole property of the Company and that any retention and/or use of such information during or after the Participant's employment with the Company (except in the course of performing the Participant's duties of employment with the Company) constitutes a misappropriation of the Company's trade secrets. The Participant further agrees that, at the time of termination of his employment, he will return to the Company, in good condition, all property of the Company, including, without limitation, the Confidential Information. In the event that such items are not so returned, the Company has the right to charge the Participant for all reasonable damages, costs, attorneys' fees and other expenses incurred in searching for, taking, removing, and/or recovering such property. In the event the Participant is advised in writing by the Participant's legal counsel that the Participant is required by subpoena or other legal process to disclose any of the Confidential Information, the Participant will promptly notify the Company of this situation and will promptly provide the Company with a written copy of the written advice of legal counsel so that the Company may seek a protective order or other appropriate remedy. If a protective order or other appropriate remedy is not obtained in a reasonable period of time, the Participant may furnish only that portion of the Confidential Information that the Participant is advised by his legal counsel is legally required.

         12. Effect of Headings. The descriptive headings of the Section and subsections of this Agreement are inserted for convenience and identification only and do not constitute a part of this Agreement for purposes of interpretation.

         13. Governing Law. This Agreement is governed in all respects, including validity and interpretation and effect, by and construed in accordance with the internal law of the State of Indiana applicable to contracts made and

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to be performed entirely within such state without regard to the choice of law principles thereof. The Plan and this Agreement are intended to comply, and will be construed by the Committee in a manner which complies, with the applicable provisions of Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent there is any conflict between a provision of the Plan or this Agreement and a provision of Code Section 409A, the applicable provision of Code Section 409A will control.

         14. Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which collectively shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the Company and the Participant have executed this Restricted Stock Agreement as of the day and year first above written.


                                         THE NATIONAL BANK OF INDIANAPOLIS
                                         CORPORATION

                                         By:
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                                             Morris L. Maurer, President


                                         PARTICIPANT

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